                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549


                                  __________

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                Date of Report
             (Date of earliest event reported):  February 5, 1998



                             Citrix Systems, Inc.
               ------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)



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
          Delaware                    0-27084                    75-2275152
----------------------------        ------------            -------------------
(State or Other Jurisdiction        (Commission                (IRS Employer
      of Incorporation)             File Number)            Identification No.)

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
        6400 N.W. 6th Way
    Fort Lauderdale, Florida                        33309
-------------------------------                   ----------
(Address of Principal Executive                   (Zip Code)
           Offices)
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      Registrant's telephone number, including area code:  (954) 267-3000

Item 5.  Other Events.
         -------------

     Acquisition of Assets
     ---------------------

     On February 5, 1998, Citrix Systems, Inc. (the "Company") and its wholly-owned subsidiary Citrix Systems UK Limited ("Citrix UK"), completed its acquisition of certain software technologies and assets of Insignia Solutions, plc ("Insignia"), including Macintosh and UNIX ICA(R)-based clients, X.11 driver technology, Keoke technology, and all modifications and technology enhancements to WinFrame(R) thin-client/server software marketed under Insignia's NTRIGUE brand name, and agreed to employ certain members of Insignia's development team, who have joined the Company at its new research and development center in High Wycombe, England.

     The aggregate purchase price for the transaction was approximately U.S. $17.5 million and the acquisition will be accounted for by the Company as a purchase. A substantial portion of the purchase price is expected to be allocated by the Company to purchased in-process research and development for which the Company expects to incur a one-time charge to its operations, amounting to approximately U.S. $16 million, in the quarter ending March 31, 1998.

     Forward-looking statements in this Form 8-K report are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934. Investors are cautioned that statements in this report which are not strictly historical statements, including, without limitation, statements regarding current or future financial performance, management's plans and objectives for future operations, product plans and performance, management's assessment of market factors, as well as statements regarding the strategy and plans of the Company and its strategic partners, constitute forward-looking statements which involve risks and uncertainties, including, without limitation, the successful and timely development, integration and introduction of the former Insignia technology into the Company's existing or future products, market acceptance of the Company's new or enhanced products; and the impact of competitive products and pricing, in addition to risks associated with the Company's reliance upon its strategic relationships with Microsoft and other strategic partners, dependence upon broad-based acceptance of the Company's ICA protocol, management of growth, the possibility of undetected software errors, and dependence on proprietary technology.

     Stock Split
     -----------

     The Registrant effected a three-for-two stock split in the form of a one-for-two stock dividend on February 20, 1998, which stock split was paid in the form of a dividend to stockholders of record of the Registrant as of February 12, 1998.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

     (c)  Exhibits.
          --------

Exhibit No.           Description
-----------           -----------


     99        Press release of the Company dated January 12, 1998
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                                  SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned authorized officer.


                                     CITRIX SYSTEMS, INC.

February 20, 1998
                                    *By:  /s/  James J. Felcyn, Jr.
                                        ---------------------------
                                         James J. Felcyn, Jr.
                                         Vice President - Finance and
                                         Administration, Chief Financial
                                         Officer
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                                 EXHIBIT INDEX
                                 -------------



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                                                                                Page Number in
                                                                                 Sequentially
Exhibit No.                    Description                                       Numbered Copy
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
     99            Press release of the Company dated January 12, 1998

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